UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Lincoln Street, Mailstop: SFC0805	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (in US dollar terms) (“TAIEX”) gained 34.03% during the six months ended February 28, 2021. The Taiwan equity market was supported by expectations for fewer trade disruptions between the U.S. and China, signs of improving economic growth and the beginning rollout of several effective COVID-19 vaccines. In addition, global central banks maintained their highly accommodative monetary policies.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the six months ended February 28, 2021, including reinvestment of the dividend paid in January 2020, was 28.93%,1 an underperformance of 5.10% when compared to its benchmark, the TAIEX. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

The Fund paid a dividend of $3.3122 per share on January 8, 2021 to stockholders of record on December 29, 2020 with an ex-dividend date of December 28, 2020.

In April 2020, the Fund announced that it would temporarily suspend repurchases under the Fund’s Discount Management Program (the “Program”). The Fund’s Board of Directors (the “Board”) noted that the impact of the COVID-19 pandemic on global economies and stock markets was creating excessive volatility in stock prices. Under such conditions, the Board determined that continued repurchases under the Program was not in the best interests of the Fund or its stockholders.

On December 16, 2020, the Board announced the adoption of a conditional tender offer policy (the “Policy”) in lieu of the Fund’s Discount Management Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

shares at 98% of net asset value (“NAV”) if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the TAIEX over that period. The Board believes that adopting the Policy in lieu of the Program is in the best interest of stockholders. Stockholders will benefit either from the Fund’s over performing the benchmark or from a tender offer that will provide stockholders with a better source of liquidity than the Program – an ability to sell to the Fund a more meaningful number of shares than available under the volume-constrained purchases permitted under the Program and at a significantly better price.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager

Market Review

For the six-month period ending February 28, 2021, the TAIEX Total Return Index (“TAIEX”) returned 34.03% in U.S. dollar terms. While there were periods of volatility, Taiwan’s equity market rallied sharply during the reporting period. The Taiwan Fund, Inc.’s (the “Fund”) total return for the six-month period ending February 28, 2021, including reinvestment of the dividend, was 28.93%, an underperformance of 5.10% when compared to its benchmark, the TAIEX.

The resolution of the U.S. presidential election, with Joseph Biden as the victor, drove hopes for fewer trade conflicts than occurred under the Trump administration. In addition, hopes for an effective vaccine to combat the COVID-19 pandemic buoyed investor sentiment. This optimism was rewarded, as several highly effective vaccines were approved for use in late 2020. As a result, investors started to envision improving economic conditions, which helped to propel the equity market higher. That said, the vaccine rollout has moved in fits and starts in a number of countries and new virus strains were identified. This led to renewed lockdown in a number of countries, especially in Europe. Given the uncertain environment, the U.S. Federal Reserve (Fed) and other central banks around the globe maintained highly accommodative monetary policies to support their economies.

Looking at the reporting period as a whole, Taiwan was a beneficiary of expectations for fewer trade disruptions, improving growth, and optimism for a sustainable recovery. In the technology supply chain, we see the upstream semiconductor space as having a commanding position globally. In particular, the country’s key roles in international supply chains and technology supported its equity market strength.

Portfolio activity

The Fund underperformed the benchmark (TAIEX) during the reporting period. This was primarily due to an unusual period of outperformance by large cap stocks, relative to mid and small caps. Names such as Hon Hai Precision Industry Co., Ltd., Mediatek, Inc. and Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) rallied strongly over the period, all of which were underweighted in the Fund’s portfolio. Unfortunately, we were unable to fully compensate for this by our stock picking, although the phenomenon was partially offset by positive returns from active sector allocation.

In terms of stock selection, we benefited from overweight positions in several well-performing stocks, most notably Silergy Corp., Novatek Microelectronics Corp., Innolux Corp., and Kinsus Interconnect Technology Corp. Most of these were winners from the strength in components prices, driven by unexpected demand for notebooks and PCs over the period. We also benefited from our underweight positions in stocks that performed poorly in the period, most significantly Chunghwa Telecom and E Sun Financial Holding. On the other hand, some of our stock selections hurt the portfolio’s performance, especially those positions related to smartphone demand, such as Speed Tech Corp. (“Speed Tech”), Sensortek Tech Corp., and Merry Electronics.

The components firm Speed Tech was our single worst performer. Speed Tech is a company involved in supplying connectors to Apple. In the lead up to the delayed launch of the new AirPods in 2Q21, the market is pricing in an inventory adjustment for many key component parts that Speed Tech supplies for this product. The share price has performed poorly because of this negative sentiment. However, we still like the long-term industry trend, which we expect will re-assert itself after the launch. We are holding the position and will continue to monitor developments at the company.

As for sector allocation, we added value through underweight positions in financials, industrials, communication services and real estate. However, in our portfolio, technology remains our primary focus, as we continue to favor the long-term trends at work in the space. As mentioned above, the market experienced some unusual dynamics over the period, with large caps dominating in terms of performance. Furthermore, within the technology sector, there was a rotation that took place over the last three months from growth into value. This reflects the uncertainty surrounding valuations in growth stocks as bond yields have risen and the vaccine roll-out has progressed. This hurt our performance as we tended to hold positive views on several themes heavily represented by growth stocks.

Parts of the portfolio within the tech sector did well as the semiconductor supply chain tightened due to sharp increases in global demand. Thematic trends in 5G, Internet-of-Things, High Performance Computing, and Electric Vehicles drove demand for a variety of electrical components, including power integrated chips, driver integrated chips, memory, passive components, and Printed

Circuit Boards, leading to multiple price hikes. Strong earnings growth and improving long-term prospects for stocks in these sectors contributed positively to our performance.

Apart from our underperformance in the technology segment, the other detractor over the period was the consumer discretionary sector, which has of course suffered from the impact of the COVID-19 pandemic. Despite this, we expected electric vehicle sales to remain firm and had invested across the auto supply chain. However, the market for combustion engine automobiles also suffered more heavily than anticipated and Taiwan’s auto suppliers are still very much exposed to this market, despite their increasing strategic focus on the booming global EV trend. As a result, our picks in the sector underpeformed. In short, weak global demand has in general hurt Taiwan’s highly export-oriented economy, impacting the bottom lines of the autoparts and textiles companies as well as the materials sector, where the Fund has also faced some headwinds.

That having been said, during the beginning of 2021, as the vaccines were distributed across the western countries and the pandemic seemed to slow, we began to see a moderate recovery from the consumer discretionary and materials sectors.

The portfolio has repositioned over the last six months, away from a more diversified sector profile back towards a more technology-heavy bias. To achieve this rebalancing, we have sold down holdings across various non-tech sectors, including in stocks such as in TCI Co., Taiwan Cement, Hota Industrial Manufacturing Co., Ltd., Cub Elecparts, Inc., Primax Electronics Ltd., and Yulon Motor Co., Ltd. Within technology we have built positions in Chunghwa Precision Test Tech Co., Ltd., Hiwin Technologies, Corp. and NanYa Technology Corp., as well as increasing our allocations in long-favored stocks such as United Microelectronics Corp. and Kinsus Interconnect Technology Corp.

Outlook

Market sentiment has become increasingly risk-off since the U.S. 10-year bond yield edged over 1.5%, rivalling the dividend yield for the major U.S. indices. This has coincided with the encouraging early results of vaccination programs, especially in the U.S. and UK. Doubts are creeping in as to whether the “new normal” we came to accept in 2020 will have any staying power in the coming years. From our perspective, the most important question marks are around the work-from-home and study-from-home trends, both of which strongly impact notebook and personal computer demand. At least in the near term, our recent research shows demand in the technology sector will remain robust. Chip shortages and rising prices for electronic components will persist at least until mid-2021.

However, changes in market sentiment regarding the evolution of new work and study habits are hard to predict. This introduces a degree of uncertainty, especially when valuations look quite full in related stocks. The technology sector is often subject to rapid change and we do not attempt to catch every new wave in the market. Instead, we look ahead with our continued focus on long-term, structural growth trends, such as those in electronic vehicles, high performance computing and 5G. Over time, we believe these trends will re-assert themselves and that this will be reflected in outperformance by our stock picks. We will watch closely for potential changes in the fundamentals that may affect these themes into 2H 2021 but our confidence in the long run advantages of our approach remains unchanged.

About the Portfolio Manager (unaudited)

Allianz Global Investors US (“AllianzGI US”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 700 investment professionals in 25 offices worldwide and managing $712 billion (as of December 31, 2020) in assets for individuals, families and institutions

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Mrs. Xiao is a senior portfolio manager on the AllianzGI Taiwan Equity Team. She joined the firm in 2007 and has 17 years of industry experience. She started as a research analyst and became a portfolio manager in 2011 for domestic mutual fund business, in charge of managing the award-winning AllianzGI Taiwan Fund, AllianzGI Intelligence Trends Fund (from October 2011 to April 2019) and a substantial pension mandate as well. She also sits on Portfolio Manager Committee (PMC) in AllianzGI Taiwan and advises the composition of model portfolios. Corrina Xiao was named one of the “30 Best Female Fund Managers” globally by Citywire in 2019 and 2020, widely recognized for her excellent track records.

Before joining the group, Corrina was the research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was the research analyst at Pacific Securities for a year. She holds masters and bachelor degrees in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for equity and fixed income strategies for AllianzGI in Taiwan, covering investment processes, performances and all investment professionals. He is also the chairman of Global Allocation Committee Taiwan and the board member of Taiwan Management Council. He has 24 years of industry experience, including 16 years as Taiwan CIO for AllianzGI.

Prior to joining the group, Weimin was Executive Director of Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior, Weimin was the Head of Taiwan Equity Research at Merrill Lynch and covered Taiwan equities strategy. He graduated from National Chengchi University with a Bachelor degree in Journalism and obtained an MBA from London Business School.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of February 28, 2021%		Holdings as of August 31, 2020%
Taiwan Semiconductor Manufacturing Co., Ltd.	22.8	Taiwan Semiconductor Manufacturing Co., Ltd.	21.8
Innolux Corp.	5.1	Taiwan Cement Corp.	4.5
Silergy Corp.	3.6	Silergy Corp.	4.2
United Microelectronics Corp.	3.5	Epistar Corp.	3.5
Hiwin Technologies Corp.	2.9	Accton Technology Corp.	3.3
Unimicron Technology Corp.	2.7	Unimicron Technology Corp.	2.8
Yageo Corp.	2.6	FLEXium Interconnect, Inc.	2.4
Hon Hai Precision Industry Co., Ltd.	2.6	Speed Tech Corp.	2.4
Globalwafers Co., Ltd.	2.4	Zhen Ding Technology Holding Ltd.	2.0
Sensortek Technology Corp.	2.4	TCI Co Ltd.	2.0

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of February 28, 2021%		Weightings as of August 31, 2020%
Semiconductor Industry	47.5	Semiconductor Industry	37.1
Electronic Parts & Components Industry	10.5	Electronic Parts & Components Industry	17.3
Optoelectronics Industry	9.0	Cement Industry	6.0
Other Electronic Industry	4.4	Optoelectronics Industry	5.2
Semiconductor Equipment Industry	4.0	Communications & Internet Industry	4.1
Electric & Machinery Industry	3.9	Food Industry	3.0
Communications & Internet Industry	2.9	Computer & Peripheral Equipment Industry	3.0
Electronic Equipment & Instruments Industry	2.6	Electric & Machinery Industry	2.9
Electrical Components & Equipment Industry	2.4	Textiles Industry	2.8
Other Industry	2.2	Technology Hardware Industry	2.3

*	Percentages based on net assets.

Industry Allocation

## Industry Allocation (as a percentage of net assets)

Electric & Machinery Industry 3.9%
Electronic Equipment & Instruments Industry 2.6%
Electrical Components & Equipment Industry 2.4%
Other Industry 2.2%
Communications & Internet Industry 2.9%
Semiconductor Equipment Industry 4.0%
Metals & Mining Industry 2.0%
Textiles Industry 1.5%
Other Electrionic Industry 4.4%
Trading & Consumers' Goods Industry 0.8%
Optoelectronics Industry 9.0%
Computer & Peripheral Equipment Industry 0.6%
Electronic Parts & Components Industry 10.5%
Healthcare Equipment & Supplies Industry 0.6%
Other Assets and Liabilities, Net 5.1%
Semiconductor Industry 47.5%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2021. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2021 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/February 28, 2021 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 94.9%
CONSUMER DISCRETIONARY — 7.3%
Electric & Machinery Industry — 1.0%
Global PMX Co., Ltd. (a)	379,000	$2,558,190

Other Electronic Industry — 1.8%
Tung Thih Electronic Co., Ltd. *	369,000	4,371,959

Other Industry — 2.2%
Giant Manufacturing Co., Ltd.	344,000	3,470,568
Nien Made Enterprise Co., Ltd.	133,000	1,862,311
		5,332,879
Textiles Industry — 1.5%
Fulgent Sun International Holding Co., Ltd. (a)	929,877	3,772,591

Trading & Consumers’ Goods Industry — 0.8%
Poya International Co., Ltd. (a)	86,000	1,932,897
TOTAL CONSUMER DISCRETIONARY		17,968,516

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
Communications & Internet Industry — 0.6%
Chief Telecom, Inc.	135,000	1,456,512
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,456,512

HEALTHCARE — 0.6%
Health Care Equipment & Supplies Industry — 0.6%
Pegavision Corp.	140,000	1,367,202
TOTAL HEALTHCARE		1,367,202

INDUSTRIALS — 2.9%
Electric & Machinery Industry — 2.9%
Hiwin Technologies Corp.	509,000	7,291,662
TOTAL INDUSTRIALS		7,291,662

INFORMATION TECHNOLOGY — 81.5%
Communications & Internet Industry — 2.3%
Accton Technology Corp.	600,000	5,654,789

Computer & Peripheral Equipment Industry — 0.6%
Pegatron Corp.	583,000	1,561,504

Electrical Components & Equipment Industry — 2.4%
Sensortek Technology Corp.	213,000	5,857,930
INFORMATION TECHNOLOGY — (continued)
Electronic Equipment & Instruments Industry — 2.6%
Co-Tech Development Corp.	965,000	$2,054,555
ITEQ Corp. (a)	861,000	4,451,450
		6,506,005
Electronic Parts & Components Industry — 10.5%
FLEXium Interconnect, Inc. (a)	472,000	2,135,248
Gold Circuit Electronics Ltd. *	1,275,000	2,481,106
Nan Ya Printed Circuit Board Corp. (a)	166,000	1,782,030
Speed Tech Corp. (a)	1,173,000	4,000,898
Taiflex Scientific Co., Ltd.	1,313,000	2,456,056
Unimicron Technology Corp.	1,907,000	6,675,613
Yageo Corp.	303,000	6,451,090
		25,982,041
Optoelectronics Industry — 9.0%
AU Optronics Corp. *	7,517,000	5,100,845
Innolux Corp. (a)	20,500,000	12,512,342
Largan Precision Co., Ltd.	40,000	4,732,071
		22,345,258
Other Electronic Industry — 2.6%
Hon Hai Precision Industry Co., Ltd.	1,596,000	6,417,808

Semiconductor Equipment Industry — 4.0%
Fitipower Integrated Technology, Inc.	440,000	3,364,869
Grand Plastic Technology Corp.	91,000	1,163,127
Sino-American Silicon Products, Inc.	590,000	3,537,564
Sitronix Technology Corp.	273,000	1,896,616
		9,962,176
Semiconductor Industry — 47.5%
ASMedia Technology, Inc.	88,000	5,371,152
Chunghwa Precision Test Tech Co., Ltd. (a)	149,000	4,814,649
eMemory Technology, Inc.	57,000	1,667,893
Global Unichip Corp.	206,000	3,320,851
Globalwafers Co., Ltd.	222,000	5,898,214
Kinsus Interconnect Technology Corp.	903,000	3,115,638
Macronix International (a)	2,571,000	4,356,923
MPI Corp.	1,151,000	4,876,331
Nanya Technology Corp.	692,000	2,397,558
Novatek Microelectronics Corp.	195,000	3,318,553
Parade Technologies Ltd. (a)	73,000	3,105,825
Silergy Corp.	93,000	8,948,568
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	2,586,000	56,264,824
United Microelectronics Corp.	4,481,000	8,719,871

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 28, 2021 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 1)
INFORMATION TECHNOLOGY — (continued)
Semiconductor Industry — (continued)
Win Semiconductors Corp.	88,000	$1,202,190
		117,379,040
TOTAL INFORMATION TECHNOLOGY		201,666,551

MATERIALS — 2.0%
Metals & Mining Industry — 2.0%
TA Chen Stainless Pipe (a)	4,496,000	5,036,359
TOTAL MATERIALS		5,036,359
TOTAL COMMON STOCKS (Cost — $155,718,124)		234,786,802

TOTAL INVESTMENTS — 94.9% (Cost — $155,718,124)		234,786,802

OTHER ASSETS AND LIABILITIES, NET—5.1%		12,548,209

NET ASSETS—100.0%		$247,335,011

Legend:

US $ – United States dollar

*	Non-income producing

(a)	All or a portion of the security is on loan. The market value of the securities on loan on February 28, 2021 is $22,407,026, collateralized by U.S. Government securities in the amount of $23,715,900.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 28, 2021 (unaudited)
Assets:
Investments in securities, at value (cost $155,718,124) (Notes 2 and 3)		$234,786,802
Cash		245,579
Foreign cash (cost $10,568,570)		10,583,726
Receivable for securities sold		7,659,350
Receivable for performance adjustment		284,333
Receivable for securities lending income		107,965
Prepaid expenses		24,919
Total assets		253,692,674

Liabilities:
Payable for securities purchased	$6,052,616
Accrued management fee (Note 4)	131,882
Accrued director’s and officer’s fees and expenses	23,397
Other payables and accrued expenses	149,768
Total liabilities		6,357,663

Net Assets		$247,335,011

Net Assets Consist of:
Paid in capital		$205,660,503
Total distributable earnings (loss)		$41,674,508

Net Assets		$247,335,011

Net Asset Value, per share ($247,335,011/7,468,866 shares outstanding)		$33.12

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2021 (unaudited)
Investment Income:
Dividends		$1,014,742
Securities Lending Income		148,025
		1,162,767
Less: Taiwan stock dividend tax (Note 2)		(14,494)
Taiwan withholding tax (Note 2)		(199,189)
Total investment income		949,084

Expenses:
Management fees (Note 4)	$801,043
Performance adjustment	(284,333)
Directors’ fees and expenses	163,892
Custodian fees	108,444
Administration and accounting fees	103,414
Legal fees	60,184
Insurance fees	35,925
Audit fees	32,828
Compliance services fees	29,753
Principal financial officer fees	29,753
Stockholder communications	19,147
Transfer agent fees	10,057
Miscellaneous	23,506
Total expenses		1,133,613

Net Investment Loss		(184,529)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	26,462,240
Foreign currency transactions	709,555
		27,171,795
Net change in unrealized appreciation (depreciation) on:
Investments	30,052,638
Foreign currency translations	9,710
		30,062,348
Net realized and unrealized gain		57,234,143
Net Increase in Net Assets Resulting From Operations		$57,049,614

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2021	Year Ended August 31, 2020
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(184,529)	$418,067
Net realized gain on investments and foreign currency transactions	27,171,795	45,393,478
Net change in unrealized appreciation on investments and foreign currency translations	30,062,348	26,693,663
Net increase in net assets resulting from operations	57,049,614	72,505,208
Distributions to stockholders from:
Distributable Income	(24,731,038)	(12,915,195)
Total distributions to stockholders	(24,731,038)	(12,915,195)
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	60,275	285,402
Cost of shares repurchased (Note 5)	—	(4,624,433)
Total capital stock transactions	60,275	(4,339,031)
Increase in net assets	32,378,851	55,250,982

Net Assets
Beginning of period	214,956,160	159,705,178
End of period	$247,335,011	$214,956,160

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended		Year Ended August 31,
	February 28, 2021		2020	2019(†)	2018	2017	2016
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$28.79		$20.80	$23.05	$24.11	$19.80	$16.74
Income from Investment Operations:
Net investment income (loss)(a)	(0.02)		0.06	0.21	0.22	0.20	0.12	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.66		9.54	(0.87)	(0.65)	4.10	2.94
Total from investment operations	7.64		9.60	(0.66)	(0.43)	4.30	3.06
Less Distributions to Stockholders from:
Net investment income	(0.38)		(1.47)	—	(0.66)	—	—
Net realized gains	(2.93)		(0.23)	(1.71)	—	—	—
Total distributions to stockholders	(3.31)		(1.70)	(1.71)	(0.66)	—	—
Capital Share Transactions:
Accretion (dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.00	(b)	0.09	0.12	0.03	0.01	—

Net asset value, end of period	$33.12		$28.79	$20.80	$23.05	$24.11	$19.80

Market value, end of period	$28.52		$23.65	$17.84	$19.85	$21.37	$16.96

Total Return
Per share net asset value(c)	28.93%		49.63%	0.49%	(1.46)%	21.77%	18.34%
Per share market value(c)	35.28%		43.31%	0.08%	(4.26)%	26.00%	15.22%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$247,335		$214,956	$159,705	$186,948	$197,571	$162,881
Ratio of expenses before fee waiver	0.99	%(d)	1.70%	1.74%	1.71%	1.78%	2.05%
Ratio of expenses after fee waiver	0.99	%(d)	1.70%	1.73%	1.71%	1.78%	2.05%
Ratio of net investment income (loss)	(0.16	)%(d)	0.23%	1.07%	0.94%	0.99%	0.72	%(e)
Portfolio turnover rate	113	%(f)	241%	115%	112%	89%	105%

(a)	Based on average shares outstanding during the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(d)	Annualized.
(e)	Amount includes a non-recurring refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
(f)	Not annualized.
†	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 28, 2021

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund. Prior to May 21, 2020 the Fund was incorporated in Delaware.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (unaudited) (continued) February 28, 2021

2. Significant Accounting Policies — continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$234,786,802	$—	$—	$234,786,802
Total	$234,786,802	$—	$—	$234,786,802

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 28, 2021, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (unaudited) (continued) February 28, 2021

2. Significant Accounting Policies — continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at February 28, 2021, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2021 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (unaudited) (continued) February 28, 2021

2. Significant Accounting Policies — continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2020, the effects of certain differences were reclassified. The Fund decreased distributable earnings by $76,683,066, and increased paid in capital by $76,683,066.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 28, 2021, purchases and sales of securities, other than short-term securities, aggregated $240,325,427 and $263,749,565, respectively.

Notes To Financial Statements (unaudited) (continued) February 28, 2021

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index”). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.01% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The Performance Period was initially from September 1,2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Prior to June 1, 2019, the Fund was managed by JF International Management Inc. (“JFIMI”) pursuant to an Investment Management Agreement. Under the terms of the Investment Management Agreement, JFIMI received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.75% per annum of the value of the Fund’s average daily net assets.

For the period September 1, 2020 through February 28, 2021, the management fee was equivalent to an annual rate of 0.45% of weighted average daily net assets which reflected a (0.25)% Performance Adjustment (annualized), based on the Fund’s net asset value underperforming the Fund’s benchmark by more than five percentage points.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $2,000 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Notes To Financial Statements (unaudited) (continued) February 28, 2021

4. Management Fees and Other Service Providers — continued

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer.Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund. During the year ended August 31, 2019 FFOS and FMS agreed to waive a portion of their fees.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. During the six months ended February 28, 2021, the Fund did not repurchase any shares under the Program.

On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

6. Fund Shares

At February 28, 2021, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,468,866 were issued and outstanding.

For the period ended February 28, 2021, the Fund did not repurchase any shares of its common stock.

	For the Period Ended February 28, 2021	For the Year Ended August 31, 2020
Shares outstanding at beginning of year	7,466,650	7,679,198
Shares issued from reinvestment of distributions	2,216	13,610
Shares repurchased	—	(226,158)
Shares outstanding at end of year	7,468,866	7,466,650

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2020 is as follows:

Period Ended August 31, 2020
Capital Gains	$1,250,392
Ordinary Income	$11,664,803
Total	$12,915,195

Notes To Financial Statements (unaudited) (concluded) February 28, 2021

7. Federal Tax Information — continued

As of August 31, 2020 the tax components of accumulated net earnings (losses) were $17,383,494 of Undistributed Ordinary Income, $48,295,186 of Unrealized Appreciation $4,596,291 and $(60,919,039) of post October capital and late-year ordinary losses. For the year ended August 31, 2020, the amount of capital loss carryover utilized was $4,235,482.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At February 28, 2021, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $155,718,124. Net unrealized appreciation of the Fund’s investment securities was $79,068,678 of which $81,540,746 was related to appreciated investment securities and $2,472,068 was related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2020, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $722,620 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2020, the Fund paid distributions of $1,250,392 which were designated as long term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (concluded)

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 27, 2020, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 29, 2018. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of

$2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049 Boston, MA
1-800-426-5523
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Aiden Redmond, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.

(b) There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2020 and as filed in Form N-CSR on November 6, 2020 SEC Accession No. 0001398344-20-021527.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. During the six months ended February 28, 2021, the Fund did not repurchase any shares under the Program. On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period. The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$146,388
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$51,969
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$0
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$51,969
(4) Net income from securities lending activities	$94,418

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 13. Exhibits.

(a)(1)	Not required for this filing.
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: May 6, 2021

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: May 6, 2021